===============================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                              ---------------------

                                    FORM 8-K

                              ---------------------


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 20, 2006


                              ---------------------

                        GOLDEN WEST FINANCIAL CORPORATION

                              ---------------------



                          Commission file number 1-4629

               Incorporated Pursuant to the Laws of Delaware State

                   IRS Employer Identification No. 95-2080059

                 1901 Harrison Street, Oakland, California 94612
                                 (510) 446-3420


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Item 7.01.   Regulation FD Disclosure.

     The following information is furnished under Item 2.02 (Results of Operations and Financial Condition).

Exhibit No.          Exhibit
-----------          -------

       99.1          First Quarter 2006 Earnings Press Release

       99.2          March 2006 Thirteen Month Statistical Data Press Release




     Two numbers have changed from the First Quarter 2006 Earnings Press Release that was issued over Business Wire the morning of April 20, 2006. The new numbers are Loan and MBS repayments of $8,889,241,000 for the three months ended March 31, 2006 and a Loan and MBS repayment rate of 30.00% for the quarter ended March 31, 2006. The numbers previously reported were $8,606,922,000 and 29.30%, respectively.




Item 8.01    Other Events

Golden West's primary listing of its common stock is on the New York Stock Exchange (NYSE). The Company intends to voluntarily terminate its secondary listing on the Pacific Exchange (recently renamed NYSE Arca, Inc.) since the NYSE now owns the Pacific Exchange after its recent merger with Archipelago Holdings Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       GOLDEN WEST FINANCIAL CORPORATION


Dated: April 20, 2006                  /s/ Russell W. Kettell
                                       ---------------------------------
                                       Russell W. Kettell
                                       President and
                                       Chief Financial Officer